STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                                     BENHAM
                                    GROUP(R)

                                  Premium Bond
                           Premium Government Reserve
                             Premium Capital Reserve

                                 [front cover]



                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                     AMERICAN CENTURY PREMIUM RESERVES, INC.

     This Statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century Premium Reserves, Inc. dated September 3, 1996. Please retain this document for future reference. To obtain the Prospectus, call American Century toll-free at 1-800-345-3533 (816-531-5575 for international calls), or write to P.O. Box 419385, Kansas City, Missouri 64141-6385.

TABLE OF CONTENTS

Investment Objectives of the Funds.............................................2
Selection of Investments.......................................................2
Investment Restrictions........................................................3
An Explanation of Fixed Income Securities Ratings..............................4
Forward Currency Exchange Contracts............................................5
Interest Rate Futures Contracts and Related Options............................6
Officers and Directors........................................................10
Management....................................................................11
Custodians....................................................................12
Independent Auditors..........................................................12
Capital Stock.................................................................12
Taxes.........................................................................13
Brokerage.....................................................................14
Performance Advertising.......................................................14
Redemptions in Kind...........................................................15
Holidays......................................................................16
Financial Statements..........................................................16

Statement of Additional Information                                            1



INVESTMENT OBJECTIVES OF THE FUNDS

     The investment objective of each series of shares issued by American Century Premium Reserves, Inc. is described on the cover page of the Prospectus. In achieving its objective, each fund must conform to certain policies, some of which are designated in the Prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval.

     Neither the Securities and Exchange Commission nor any other federal or state agency participates in or supervises the management of the funds or their investment practices or policies.

SELECTION OF INVESTMENTS

PREMIUM GOVERNMENT RESERVE

     The manager will invest the Premium Government Reserve portfolio in debt securities payable in U.S. currency. Such securities must be obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, including repurchase agreements for such securities. The manager intends to purchase securities that have quality and maturity characteristics that will allow Premium Government Reserve to be designated as a money market fund and enable it to maintain a stable offering price per share.

     The manager will invest the Premium Government Reserve portfolio in direct obligations of the United States, such as Treasury bills, Treasury notes and U.S. government bonds, that are supported by the full faith and credit of the United States. The manager may also invest in agencies and instrumentalities of the U.S. government. The securities of some of such agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; still others are supported only by the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Farm Credit Banks, Federal Home Loan Banks, and Resolution Funding Corporation. Purchase of such securities may be made outright or on a when-issued basis and may be made subject to repurchase agreements.

PREMIUM CAPITAL RESERVE

     The manager will invest the Premium Capital Reserve portfolio in debt securities payable in U.S. currency. Such securities may be obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities of the same types and from the same issuers as described above under "Premium
Government Reserve." In addition, Premium Capital Reserve may invest in obligations issued by corporations and others. It also may invest in repurchase agreements for all of such securities. The manager intends to purchase securities with quality and maturity characteristics that will allow Premium Capital Reserve to be designated as a money market fund and enable it to maintain a stable offering price per share.

PREMIUM BOND

     The manager will invest the Premium Bond portfolio in high- and medium-grade debt securities payable in both U.S. and foreign currencies. The fund may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories; corporate, sovereign government and municipal bonds within the four highest categories; securities of the U.S. government and its agencies and instrumentalities; and other types of securities rated at least P-2 by Moody's or A-2 by S&P. Premium Bond may also purchase securities under repurchase agreements as described in the Prospectus and purchase and sell interest rate futures contracts and related options. (See "Interest Rate Futures Contracts and Related Options," page 6.)

     Premium Bond may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indices on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts for the purpose of hedging against (i) declines or possible declines in the market value of debt securities or (ii) inability to participate in advances in the

2                                                   American Century Investments



market values of debt securities at times when the fund is not fully invested in long-term debt securities; provided that it may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options would exceed 5% of the fund's assets.

INVESTMENT COMPANY ACT RULE 2A-7

     Premium Government Reserve and Premium Capital Reserve each operates pursuant to Invest-ment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Directors has adopted procedures designed to stabilize, to the extent reasonably possible, each fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of each fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain U.S. dollar-denominated instruments that the Board of Directors has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of an unrated security, of comparable quality. The procedures require review of each fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

INVESTMENT RESTRICTIONS

     Fundamental policies that may be changed only with shareholder approval provide that no series of shares:

(1) Intended to be designated as a money market fund shall invest more than 10% of its assets in illiquid investments, while no non-money market series of shares shall invest more than 15% of its assets in illiquid investments.

(2) Shall lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act of 1940. No such rules and regulations have been issued, but it is the fund's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned or by irrevocable letters of credit. During the existence of the loan, a fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the fund's net assets taken at market.

(3) Shall, with regard to 75% of its portfolio, purchase the security of any one issuer if such purchase would cause more than 5% of a fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in a fund's portfolio. Note: As a matter of operating policy and not a fundamental policy, Premium Government Reserve and Premium Capital Reserve have elected to comply with Rule 2a-7 under the Investment Company Act, which requires diversification of 100% of their respective portfolios, not 75% as stated in this restriction.

(4) Shall invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of a fund, exclusive of cash and U.S. government securities, will be invested in securities of any one industry.

(5) Shall buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, a fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

Statement of Additional Information                                            3



(6) Shall invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commission and no sales charges.

(7)  Shall issue any senior security.

(8)  Shall underwrite any securities.

(9) Shall purchase or sell commodities or commodity contracts except that Premium Bond may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options.

(10) Shall borrow any money, except in an amount not in excess of 5% of the total assets of the series, and then only for emergency and extraordinary purposes. Note: This investment restriction does not prohibit escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by Premium Bond.

     The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, brokers, dealers, underwriters or investment advisers, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

     As described in the Prospectus, the funds invest in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the Prospectus. The following is a description of the rating categories referenced in the Prospectus disclosure.

     The following summarizes the highest four ratings used by Standard & Poor's Corporation for bonds:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     The  following   summarizes  the  highest  four  ratings  used  by  Moody's
Investors Service, Inc. for bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered ade-

4                                                   American Century Investments



     quate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The rating Prime-1 or P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 or P-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

     MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Premium Bond conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency exchange contracts ("forward contracts") to purchase or sell foreign currencies.

     The fund expects to use forward contracts under two circumstances:

(1) When the manager wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so;

(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities denominated in such foreign currency.

     As to the first circumstance, when the fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

     Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities denominated in such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount equal to the value of the forward contracts entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

     The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such

Statement of Additional Information                                            5



foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that the fund's best interests may be served.

     Generally, the fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

INTEREST RATE FUTURES CONTRACTS AND
RELATED OPTIONS

     Premium Bond may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indices on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

     The fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the management team may wish to include in the portfolio of the fund. The fund may sell a future, write a call or purchase a put on a future if the management anticipates that a general market or market sector decline may adversely affect the market value of any or all of the fund's holdings. The fund may buy a future, purchase a call or sell a put on a future if the fund management anticipates a significant market advance in the type of securities it intends to purchase for the fund's portfolio at a time when the fund is not invested in debt securities to the extent permitted by its investment policies. The fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities, which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

     The "sale" of a debt future means the acquisition by the fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the fund of an obligation to take delivery of such an amount of cash.

     Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the futures contract

6                                                   American Century Investments



more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the fund as unrealized net gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or a gain.

     When the fund writes an option on a futures contract it becomes obligated, in return for the premium received, to assume a position in a specified futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract.

     If the fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

     For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

     The fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

     Changes in variation margin are recorded by the fund as unrealized gains or losses. Initial margin payments will be deposited in the fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

     Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. The fund does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the fund intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In such event, it may not be possible to close a futures contract position. Similar market liquidity risks occur with respect to options.

     The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that a fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The fund must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act to be eligible for the exclusion provided by the rule from registration by the fund with the CFTC as a "commodity pool operator" (as defined under the Commodity Exchange Act), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions, the fund will not, as to any positions, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and losses on options the fund has entered into; in the case of an option that is "in-the-money" (as defined under the Commodity Exchange Act), the in-the-money amount may be excluded in

Statement of Additional Information                                            7



computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, the fund also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the Commodity Exchange Act. As to its long positions that are used as part of the fund's portfolio strategy and are incidental to the fund's activities in the underlying cash market, the "underlying commodity value" (see next page) of the fund's futures contracts and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. (There are described above the segregated accounts that a fund must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission requirements. The fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements.) The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the futures contract underlying the option.

     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the fund invests without the large cash investments required for dealing in such markets, they may subject the fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the correlation between movements in the market price of the portfolio investment (held or intended) being hedged and in the price of the offsetting futures contract or option may be imperfect; (ii) possible lack of liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the fund and the fund's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The manager will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by fund management may still not result in a successful transaction. The management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

     The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund's portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond

8                                                   American Century Investments



index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the fund has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

     Where bond index futures are purchased to hedge against a possible increase in the price of funds before the fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     The risks of investment in options on bond indices may be greater than options on securities. Because exercises of bond index options are settled in cash, when the fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as the call writer, will not learn that it has been assigned an option until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligation by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising option holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligation by delivering those securities. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the

Statement of Additional Information                                            9



closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OFFICERS AND DIRECTORS

     The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the fund's investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. Unless otherwise noted, the business address of each director and officer is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

     JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

     JAMES E. STOWERS III,* President, Chief Executive Officer and Director; President, Chief Executive Officer and Director, American Century Companies, Inc. American Century Investment Management, Inc. and American Century Services Corporation.

     THOMAS A. BROWN, Director; 2029 Wyandotte, Kansas City, Missouri; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

     ROBERT W. DOERING, M.D., Director; 6420 Prospect, Kansas City, Missouri; general surgeon.

     D.  D.  (DEL)  HOCK,  Director;   1225  Seventeenth  Street  #900,  Denver,
Colorado; Chairman, President and Chief Executive Officer, Public Service Company of Colorado.

     LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; 18648 White Wing Drive, Rio Verde, Arizona; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

     DONALD H. PRATT, Director; P.O. Box 419917, Kansas City, Missouri; President, Butler Manufacturing Company.

     LLOYD T. SILVER JR., Director; 2300 West 70th Terrace, Mission Hills, Kansas; President, LSC, Inc., manufacturer's representative.

     M. JEANNINE STRANDJORD, Director; 908 West 121st Street, Kansas City, Missouri; Senior Vice President and Treasurer, Sprint Corporation.

     WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; Executive Vice President, Chief Operating Officer and General Counsel, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

     ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

     MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

     PATRICK  A.  LOOBY,  Vice  President;  Vice  President,   American  Century
Services Corporation.

     MERELE A. MAY, Controller.

     C.  JEAN  WADE,  CPA,  Controller;  formerly,  accountant,  Baird,  Kurtz &
Dobson.

     The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

     Messrs. Stowers Jr., Stowers III and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

     Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal con-

10                                                  American Century Investments



trols and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.

     Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

     The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (Chairman), Lundgaard and Stowers III.

     The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all six of such investment companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board and committee meeting attended. In addition, those Directors who are not "interested persons" who serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. Set forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each Director who is not an "interested person" as defined in the Investment Company Act.

                                     Aggregate         Total Compensation from
                                    Compensation        the American Century
Director                        from the corporation1     Family of Funds2
--------------------------------------------------------------------------------
Thomas A. Brown                         $215                  $44,000
Robert W. Doering, M.D.                  212                   44,000
Linsley L. Lundgaard                     222                   46,000
Donald H Pratt                           186                   28,000
Lloyd T. Silver Jr.                      212                   44,000
Jeannine Strandjord                      210                   44,000
John M. Urie                             222                   46,000
--------------------------------------------------------------------------------

1 Includes compensation actually paid by the corporation during the fiscal year ended March 31, 1996.

2 Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1995.

     Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.

MANAGEMENT

     A description of the responsibilities and method of compensation of funds' investment manager, American Century Investment Management, Inc., appears in the Prospectus under the caption "Management."

     During its most recent fiscal year, the management fees paid to the manager were as follows:

                           Year Ended        Year Ended           Year Ended
Fund                     March 31, 1996    March 31, 1995       March 31, 1994
--------------------------------------------------------------------------------
PREMIUM GOVERNMENT
  RESERVE
Management Fees            $     93,671       $   41,736         $    20,845
Average Net Assets           21,173,072        9,274,419           4,628,311

PREMIUM CAPITAL
  RESERVE
Management Fees            $    626,948       $  251,963         $   101,492
Average Net Assets          140,458,302       55,990,638          22,565,287

PREMIUM BOND
Management Fees            $     68,907       $   38,340         $    32,413
Average Net Assets           15,955,006        8,625,557           7,204,853
--------------------------------------------------------------------------------

Statement of Additional Information                                           11



     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of the funds' shareholders, on 60 days' written notice to the manager and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     In addition to managing the funds, on August 1, 1996, the manager also was acting as an investment advisor to nine institutional accounts and to five registered investment companies American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., and TCI Portfolios, Inc.

     American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and the manager pays American Century Services Corporation for such services.

     As stated in the Prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

CUSTODIANS

     Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

     Ernst & Young LLP, One Kansas City Place, Kansas City, Missouri 64105, serves as independent auditors for the funds, providing services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for the funds.

CAPITAL STOCK

     The funds' capital stock is described in the Prospectus under the caption, "Further Information About American Century."

     The corporation currently has three series of shares outstanding. the funds may in the future issue one or more additional series of shares without a vote of the shareholders. The assets belonging to each series of shares are held separately by the custodian and the shares of each series represent a beneficial interest in

12                                                  American Century Investments



the principal, earnings and profits (or losses) of investment and other assets held for that series. Your rights as a shareholder are the same for all series of securities unless otherwise stated. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

     In the event of complete liquidation or dissolution of the funds, shareholders of each series of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series.

     As of June 30, 1996, the following shareholders held in excess of 5% of the votes of the stated series of the corporation:

                          Shareholder and
Fund                      Percentage Held
--------------------------------------------------------------------------------
Premium Capital           Chase Manhattan Bank
  Reserve                 as Trustee for CTS Corp.
                            Retirement & Savings Plan
                          New York, New York - 16.0%
                          United Missouri Bank
                          as Trustee for The Insilco
                          Corporation Employee
                          Thrift Plan Trust
                          Kansas City, Missouri - 16.3%

Premium                   Chase Manhattan Bank
  Government Reserve      as Trustee for
                          Newport Service Corporation
                          Money Purchase
                          Pension Trust - 12.8%
                          Twentieth Century
                          Companies, Inc.
                          Kansas City, Missouri - 5.0%

Premium Bond              Twentieth Century
                          Companies, Inc. - 15.3%
                          Chase Manhattan Bank
                          as Trustee for Old Dominion
                          401(k) Retirement
                          Plan Trust - 6.2%
                          United Missouri Bank
                          as Trustee for The Insilco
                          Corporation Employee
                          Thrift Plan Trust - 6.1%
--------------------------------------------------------------------------------

     Other than the shares owned by American Century Companies, Inc., ownership of which company could be attributed to certain officers and directors of the corporation, as of June 30, 1996, the shares of the corporation owned beneficially and of record by the officers and directors of the corporation in the aggregate were less than 1% of the shares offered by any fund.

TAXES

     Each fund intends to qualify under the Internal Revenue Code as a regulated investment company. If they qualify, they will not be subject to U.S. federal income tax on net investment income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Internal Revenue Code. Amounts not distributed on a timely basis would be subject to federal and state corporate income tax and to a nondeductible 4% excise tax.

     Each fund intends to distribute annually all of its net ordinary income and net capital gains.

     Distributions from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends received deduction available to corporate shareholders for dividends received from the corporation will apply to ordinary income distributions only to the extent that they are attributable to the corporation's dividend income from U.S. corporations. In addition, the dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.

     Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in

Statement of Additional Information                                           13



an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

     In addition to the federal income tax consequences described above relating to an investment in shares issued by the corporation, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effect of this investment on their own situations.

BROKERAGE

     Under the terms of the Management Agreement between the funds and the manager, the manager has the responsibility for determining what securities shall be purchased and sold and selecting the brokers or dealers to execute such transactions. The manager seeks to obtain prompt execution of orders at the most favorable prices or yields.

     Purchases are made directly from issuers, underwriters, broker-dealers or banks. In many transactions, the selection of the broker-dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection is a function of the selection of market and the negotiation of price, as well as the broker-dealer's general execution, operational and financial capabilities in the type of transaction involved.

     The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services.

     The brokerage and research services received by the manager may be used with respect to one or more of the funds and/or the other funds and accounts over which it has investment discretion, and not all of such services may be used by the manager in managing the portfolios of the funds. Such information and services are in addition to and not in lieu of the services required to be performed by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

PERFORMANCE ADVERTISING

FUND PERFORMANCE

     Individual fund performance may be compared to various indices including the Lehman Brothers Government Corporate Index, the Salomon Bond Index, Donoghue's Money Fund Average and Bank Rate Monitor National Index of 21/2-year CD rates.

     Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions.

     The funds may also advertise average annual total return over periods of time other than one, five and 10 years and cumulative total return over various time periods.

     The yield of Premium Government Reserve and Premium Capital Reserve is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

14                                                  American Century Investments



     Based upon these methods of calculation, the yield and effective yield for Premium Government Reserve and Premium Capital Reserve for the seven days ended March 31, 1996, the last seven days of the fiscal year, were as follows:

--------------------------------------------------------------------------------
                                                          Effective
Fund                                 Yield                  Yield
Premium Government Reserve           4.99%                  5.12%
Premium Capital Reserve              4.94                   5.07
--------------------------------------------------------------------------------

     The yield of Premium Bond is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation. The yield of Premium Bond for the 30-day period ended March 31, 1996, was 6.14%.

     The funds may also elect to advertise cumulative total return and average annual total return, computed as described above. The cumulative total return since inception is 17.58% and average annual total return of Premium Bond for the year ended March 31, 1996, was 11.53%.

ADDITIONAL PERFORMANCE COMPARISONS

     Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

     From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

     While the funds expect that, under normal conditions, all redemptions will be paid in cash, if the manager determines that it would be detrimental to the best interests of a fund's remaining shareholders to make payment in cash, that fund may pay redemption proceeds in amounts in excess of $250,000 in whole or in part by a distribution in kind of readily marketable securities.

     In addition to the policy just mentioned, the funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up

Prospectus                                   Information Regarding the Funds  15



to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option, subject to the necessary finding by the manager stated above, of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire portfolio and may be securities that the manager regards as least desirable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

     The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays and on holidays, namely New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

     The financial statements of the funds for the fiscal year ended March 31, 1996, are included in the Annual Report to shareholders for that period, which is incorporated herein by reference. In addition, the funds' unaudited financial statements for the six months ended September 30, 1996, are included in the Semiannual Report to shareholders which is incorporated herein by reference. With respect to the unaudited financial statements incorporated herein, all adjustments, in the opinion of management, necessary for a fair presentation of the financial position and results of operation for the periods indicated have been made. The results of operations of the funds for the respective periods indicated are not necessarily indicative of the results for the entire year. You may receive copies of the Annual and Semiannual Reports without charge upon request to the funds at the address and phone number shown on the cover of this Statement.

16                                                  American Century Investments



                                      NOTES

American Century Investments                                            Notes 17



P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0700

Fax: 816-340-4360

Internet: www.americancentury.com

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